EXHIBIT 10.9

[NICHOLAS LOGO] NICHOLAS FINANCIAL, INC.

AUTOMOBILE DEALER RETAIL PURCHASE AGREEMENT

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1. Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bonafide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2. Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3. This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4. Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

6. NFI and Dealer agree to abide by all Federal Privacy laws with respect to the customer’s nonpublic personal information they collect and share with one another, using such information only as permitted by the Privacy Laws.

7. No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

NICHOLAS FINANCIAL, INCORPORATED	Dealer

By:	By:

Date:	Date:

Nicholas Financial, Inc.
Corporate Offices
2454 McMullen Booth Road
Building C, Suite 501B
Clearwater, FL 33759
Telephone (727) 726-0763
Facsimile (727) 726-2140

Nicholas Financial, Inc. March 31, 2005

                         Dealer Agreement List

A & B MOTORS
A TO Z AUTO SALES
AACC AUTO CAR SALES, INC
ABUNDANT LIFE AUTO, INC
ACE AUTO WHOLESALE, INC.
ACURA OF ORANGE PARK
ADRIAN DODGE CHRYSLER JEEP
AFFORDABLE RENTAL SALES
AL HENDRICKSON TOYOTA
AL PACKER FORD
AL SMITH COMPANY
ALAN JAY TOYOTA
ALL AMERICAN MOTORS
ALL STATE MOTORS INC
ALLEN TURNER AUTOMOTIVE
AMAR AUTO COMPANY, INC
AMERICAN AUTO SALES
AMERICAR II
AMERICA’S CHOICEINTERNATIONAL, INC
ANDERSON AUTOMOTIVE GROUP INCDBA FRED ANDERSON TOYOTA
ANDERSON TRUCK FARM INC

ANDY CHEVROLET COMPANY
ANDY SIMS BUICK, INC
ANGELO MICHAEL TROY DBA ANGELO AUTO WHOLESALE
ANTHONY WAYNE AUTO SALES
APOSTOLAKIS HONDA
ARCADIA CHEVROLET
ARCH ABRAHAM SUZUKI
ARIAN ENTERPRISES, INC
ARLINGTON TOYOTA INC.
ARO OF PALM BEACH
ATLAS IMPORTS ENTERPRISE INC
AUSTIN MOTORS, INC
AUTO BUY, INC
AUTO EXCHANGE, INC.
AUTO GALLERY OF RICHMOND
AUTO IMAGE
AUTO JUNCTION
AUTO MART OF COLUMBIA INC
AUTO MART, INC.
AUTO MAX AUTO’S INC
AUTO MAX, INC.
AUTO RITE, INC
AUTO SALES & LEASING OFFLORIDA, INC.
AUTO SPORT OF VA BCH, INC
AUTO TRUCK WAREHOUSE USA INC.
AUTO USA, INC
AUTOLAND
AUTOMART OF OCALA
AUTOMAX
AUTOMOTIVE CONSULTANTS
AUTOMOTIVE WHOLESALE
AUTONET USA
AUTOPLEX OF RICHMOND
AUTOQUEST INTERNATIONAL
AUTORAMA PREOWNED CARS
AUTOS UNLIMITED
AUTOVILLE
AUTOVILLE, USA
AUTOWAY CHEVROLET
AUTOWAY FORD LINCOLN MERCURY
AUTOWAY FORD OF BRADENTON
AUTOWAY FORD OF ST PETE
AUTOWAY HONDA ISUZU
AUTOWAY LINCOLN-MERCURY
AUTOWAY TOYOTA
AVON PARK, LLC.
AZZA MOTORS, INC.
B & G AUTO SALES, INC.
BA-KARS INC
BANK AUTO SALES
BARANCO PONTIAC GMC INC
BASIC AUTO SALES
BAY AUTO WHOLESALE
BEASLEY CROSS CHEVY CO
BEDFORD AUTO WHOLESALE
BELL MOTORS

BELLE GLADE CHEVROLET
BELOW BOOK MOTORCARS INC
BEN MYNATT CHEVY
BENSON FORD MERCURY
BENSON NISSAN
BERT SMITH INTERNATIONAL
BEST BUY
BEV SMITH FORD, INC.
BG SOUTHSIDE MOTORS
BIG HEARTED BOB’S
BIG THREE AUTO SALES
BILL BLACK CHEVROLET,CADILLAC, INC
BILL BOND AUTO SALES INC.
BILL BRANCH CHEVROLET
BILL BUCK CHEVROLET, INC
BILL CURRIE FORD
BILL HEARD CHEVROLET
BILL HEARD CHEVROLET CO.
BILL HEARD CHEVROLET INC
BILL LEGGETT AUTOMOTIVE, INC
BILL RAY NISSAN
BILLS AUTO SALES & LEASING,LTD
BLACK’S AUTOMOTIVE GROUP
BLUE BOOK CARS
BOB BOAST DODGE
BOB DANCE DODGE, INC
BOB KING MITSUBISHI
BOB KING’S MAZDA
BOB PRICE MOTORS, INC
BOB STEELE CHEVROLET INC.
BOB WILSON DODGE
BOBB CHEVROLET
BOBB DUNN FORD, INC
BOBBY MURRAY CHEVROLET
BOMAR CORPORATION
BOYETTE AUTOMOTIVE SALES
BP AUTO BROKERS
BRADSHAW ACURA
BRAMAN HONDA OF PALM BEACH
BRANDON HONDA
BRANDON MITSUBISHI
BRANIS MOTORS, INC
BREAKAWAY HONDA
BROCKMAN AUTOMOTIVE
BRONDES FORD, INC
BROWN MOTOR SALES
BROWN’S QUALITY CARS INC.
BRUNSWICK AUTO MART
BUCHANAN JENKINS HONDA,ACURA, HYUNDAI
BUCHANAN JENKINS HYUNDAI OF BRADENTON
BUD LAWRENCE INC
BUDGET RESALE, INC
BUY WISE USED CARS, INC
BYERS CHRYSLER PLYMOUTH
BYERS DELAWARE
C & J AUTO SALES

C & J AUTO SALES INC.
C G AUTO SUPERCENTER
CALLAHAN AUTO SALES
CALVARY CARS & SERVICE, INC
CANNON AND GRAVES AUTO SALES
CANNON BUICK-MITSUBISHI
CAPITAL CAR SALES & LEASING
CAPITAL SALES
CAR AMERICA
CAR CITY AUTOS OFPENSACOLA, INC
CAR CORRAL, INC
CAR FINDERS, INC
CAR MEL AUTO SALES
CAR QUEST OF TAMPA BAY, INC.
CAR STORE OF ALTAMONTE, INC
CAR TIME AUTOMOTIVE GROUP
CAREY PAUL HONDA
CARLISLE DODGEDBA AUTOWAY DODGE
CAROLINA AUTO CENTER, INC
CAROLINA AUTO IMPORTS
CAROLINA AUTO WHOLESALE, INC.
CAROLINA KIA
CAROLINA KIA OF HIGHPOINT
CARR CONNECTION, INC.
CAR-RIGHT
CARS ON 33
CARS TRUCKS AND SUV’S INC.
CARUSO CHRYSLER
CASTRIOTA CHEVROLET GEO INC.
CECIL CLARK CHEVROLET,INC.
CENTRAL AUTO MART, INC
CENTRAL AUTO SALES
CENTRAL CAROLINA PRE-OWNED
CENTRAL FLORIDA TOYOTA
CENTURY DODGE, INC
CERTIFIED AUTO WORLD, INC
CHAMPION CHEVROLET INC.
CHEQUERED FLAG AUTO SALES, INC
CHESROWN OLDSMOBILE GMC, INC
CHOICE ENDEAVORS
CHRIS LEITH CHEVROLET
CHRISTIAN AUTO BROKERS, INC
CITY CHEVROLET
CITY MITSUBISHI
CITY USED CARS, INC
CJ’S USED CARS, INC
CLEARWATER TOYOTA
CLINTON FAMILY FORD
CLOVERHILL MOTORS
COASTAL AUTO GROUP INC. DBA SNIDERS TRUCK & AUTO SALES
COASTAL CARS INC.
COASTAL MITSUBISHI
COBB PARKWAY CHEVROLET
COCOA HYUNDAI
COCONUT CREEK MITSUBISHI
COGGIN CHEVROLET ATTHE AVENUES

COGGIN HONDA
COGGIN NISSAN
COGGIN PONTIAC OF ORANGE PARK
COGGIN PONTIAC-GMC
COKER AUTOMOTIVE SALES
COLLINS MOTOR SALES, INC
COLUMBUS AUTO RESALE, INC
CONYERS TOYOTA
CORNERSTONE MOTORS, INC
COUGHLIN CHEVROLET-TOYOTANISSAN INC
COUNTRY CLUB MOTORS
COURTESY CHRYSLER JEEP
COURTESY CHRYSLER JEEP OFCASSELBERRY
COURTESY FORD
COURTESY KIA OF ALLIANCE
COURTESY NISSAN
COURTESY PONTIAC-GMC
COURTESY TOYOTA
COX CHEVROLET INC
CREDIT MOTORS
CRESCENT FORD, INC
CREST CHEVROLET
CROWN AUTO DEALERSHIPS INC.
CROWN POINT AUTO
CURRY HONDA
D & D MOTORS, INC.
DAB INTERNATIONAL, INC
DAEWOO OF TAMPA
DALE JARRETT FORD
DALGLEISH CADILLAC-OLDS
DAN RIVER SALES & LEASING
DAN THOMAS PONTIAC, INC
DARBY SOUTH
DARRYL BURKE CHEVROLET,PONTIAC, BUICK
DAVE’S DISCOUNT AUTOSALES, INC
DAVID SMITH AUTOLAND, INC.
DAYTON ANDREWS DODGE
DAYTON ANDREWS INC.
DAYTONA MITSUBISHI
DECKER AUTO MART
DEECO AUTO SALES
DELAND FORD
DELRAY IMPORTS, INCDBA AUTO ADVICE
DELUCA TOYOTA INC
DENNY’S AUTO SALES, INC.
DENTEL CARS INC.
DESTINYS AUTO SALES
DEVOE VOLVO & INFINITY
DG MOTORS
DIAMOND MOTORS OF DAYTONA
DICK KEFFER PONTIACGMC TRUCK INC
DIRECT AUTOMOTIVEWHOLESALE, INC
DISCOUNT AUTO BROKERS
DMC AUTO EXCHANGE
DOLPHIN AUTOMOTIVE, INC
DON MAYS PONTIAC BUICK GMC

DON REID FORD INC.
DOUGLAS JEEP, INC
DOWN THE ROAD MOTORS
DRAKE MOTOR COMPANY
DURHAM AUTOMOTIVE CO DBA RICK HENDRICK CHEVROLET
DUVAL FORD
E CITY MOTORS, INC
E&M USED CAR SALES, INC
EASTERN AUTO IMPORTS
ECONOMY MOTORS, INC
ED HARRISON AUTO SALES INC.
ED MURDOCK SUPER STORES
ED SCHMIDT AUTOMOTIVE GROUP
ED SCHMIDT PONTIAC-GMCTRUCK, INC
ED THOMAS AUTOS & LEASING INC.
ED TILLMAN AUTO SALES
ED VOYLES CHRYSLER PLYMOUTH, INC.
ED VOYLES CHRYSLER-PLYMOUTH
ED VOYLES HONDA
EDD LINDLEY AUTO SALES
EDDIE ANDRESON MOTORS
EJ’S AUTO WORLD, INC.
ENTERPRISE LEASING CO. OF ORL.
ERNIE HAIRE FORD
EXECUTIVE CARS, INC.
EXECUTIVE MOTORS, INC.
EXOTIC MOTORCARS
EXPO AUTO BROKERS, INC
EXPRESS MOTOR SPORTS
F & W AUTO SALES
FAIRFIELD 4 AUTO SALES, INC.
FAIRLANE FORD
FAIRWAY FORD
FAMILY EXPRESS, INC.
FAMILY KIA
FAMILY MOTORS
FARM & RANCH AUTO SALES INC.
FARRELL CHEVROLET KIA
FERMAN CHEVROLET
FERMAN CHEVROLET
FERMAN CHEVROLET OF WAUCHULA
FERMAN CHRYSLER PLYMOUTH
FERMAN NEW PORT RICHEY
FERMAN NISSAN
FERMAN OLDSMOBILE
FERN PARK AUTO SALES, INC
FIELDS CADILLAC-OLDSMOBILE-BUICK-PONTIAC, INC
FINAST AUTO SALES
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST CHOICE AUTOMOTIVE INC
FIRST COAST AUTO SALES
FIRST COAST AUTO SALES OFCASSAT INC.
FIRST TEAM AUTO SUPERSTORE,INC
FIRST TEAM ISUZU
FITZGERALD MOTORS, INC.

FLORIDA AUTO & TRUCK BROKERS
FLORIDA AUTO & TRUCKEXCHANGE, INC
FLORIDA AUTO CORP., INC,
FLORIDA AUTO EXCHANGE
FLORIDA SPORT TRUCKS, INC
FOOTHILL FORD
FOOTHILLS PREOWNED OF ANDERSON
FORD OF OCALA
FORT MYERS LINCOLN MERCURY
FORT MYERS TOYOTA INC.
FRANCO MOTORS
FRANK MYERS AUTO SALES, INC
FRED MARTIN MOTOR COMPANY
FREEDOM FORD INC
FRIENDLY KIA
GAINESVILLE AUTO MALL
GAINESVILLE FORD
GALAXY ACCEPTANCE &AUTOMOTIVE, INC
GANLEY CHEVROLET, INC
GANLEY CHRYSLER-JEEP, INC
GANLEY DODGE
GANLEY DODGE WEST, INC
GANLEY EAST, INC
GANLEY FORD WEST, INC.
GANLEY NISSAN
GANLEY, INC
GARNER AUTO BROKERS
GARY YEOMANS FORD
GATEWAY HONDA
GATOR CHRYSLER-PLYMOUTH, INC.
GENE GORMAN & ASSOC. INC. DBA GENE GORMAN’S AUTO SALES
GEORGE MATICK CHEVY
GERMAIN CHEVROLET
GERMAIN NISSAN OF ALBANY, INC
GERMAIN OF SARASOTA
GETTEL NISSAN INC
GETTEL TOYOTA
GIBSON TRUCK WORLD
GLOBAL IMPORTS
GOLD BAY CLASSICS
GOLDEN OLDIES
GRACE AUTOMOTIVE
GRAND 54 AUTO SALES INC.
GREAT NECK AUTO SALES
GREENBRIER OLDS GMC PONTIACKIA
GREENBRIER VW LLC
GRIFFIN FORD
GRIFFIN MOTOR CO, INC
GUARANTEE AUTO SALES
GUILFORD MOTORS
GULF COAST AUTO BROKERS, INC.
GULF COAST AUTOS INC
GULF COAST DODGE
GULF SOUTH AUTOMOTIVE
GULF WEST AUTOMOTIVE, INC.
GWINNETT PLACE FORD

HAINES CITY PARTNERS, LLCD/B/A LOTT MATHER CHEVROLET
HAKAN FINANCE CORPDBA HK FINANCE
HALPERT CHRYSLER JEEP, INC
HAMPTON CHEVROLET
HANCOCK BUICK BMW ISUZUVW DAEWOO
HANSELMAN AUTO SALES INC.
HARDY CHEVROLETC/L HARDY AUTO RESALE
HARRELSON FORD, INC
HARRELSON MAZDA, INC
HART GREEN MOTORS LLC
HATCHER’S AUTO SALES
HAYES CHRYSLER D/J OFGAINSVILLE
HEARTLAND FORD LINCOLN MERCURY
HEARTLAND MOTORS
HEBRON AUTO SALES
HENDRICK HONDA
HENRY SEIVE MOTOR CO/SEIVEPONTIAC
HERITAGE CADILLAC-OLDS, INC.
HERNANDO MITSUBISHI
HERNDON QUALITY CARS INC.
HIGH POINT NISSAN
HIGHLAND AUTO SALES INC.
HI-LINE IMPORTS
HILL KELLY DODGE, INC
HILL OLDSMOBILE
HILLMAN MOTORS, INC.
HILLSIDE AUTO SALES
HOGSTEN AUTO WHOLESALE
HOLLER OLDSMOBILE
HONDA CARS OF BRADENTON
HONDA CARS OF CONCORD
HOPKINS PONTIAC-OLDS-GMC TRUCK
HOUSE ENTERPRISES, INC
HUNT’S USED CARS
HUSTON MOTORS INC.
HWY 70 AUTO SALES INC
HYUNDAI OF NEW PORT RICHEY
IMPORT MOTORSPORT, INC
INDIAN MOUND PONTIAC MAZDA
INDIAN RIVER AUTO WHOLESALERS
INTERNATIONAL CAR PORT
J & C AUTO SALES
J B M, INC
J. M. MATERA INC.
JACK MAXTON CHEVROLET INC
JAKE SUTHERLIN OLDS-CADILLACNISSAN-ISUZU
JARRETT FORD HAINES CITY
JARRETT FORD MERCURYLINCOLN, INC
JARRETT FORD OF PLANT CITY
JC AUTOMAX
JEFF WYLER CHEVROLET, INC
JENKINS NISSAN, INC.
JERRY HUNT AUTO SALES
JERRY ULM DODGE INC.
JERRY’S AUTO SALES
JIM ELLIS MAZDA

JIM PACE PONTIAC, INC
JIM QUINLAN CHEVROLET DBA AUTO WAY CHEVROLET
JIMMIE M. JAMES JR AUTO CENTER
JIMMIE VICKERS INC.
JJ AUTO SALES, INC.
JO MAX AUTO SALES INC.
JOE FIRMENT CHEVROLET
JOEY D’S AUTO OUTLET
JOHN M. LANCE FORD LLC
JOHNSON’S SELECT MOTORCARS
JON HALL CHEVROLET INC.
JON HALL PONTIAC
JOSEPH MOTORS
JULIUS AUTOMOTIVE GROUP, INC.
JUPITER MOTORS
K & B FINANCIAL SERVICES INC
K J ENTERPRISES
KAZMA AUTO SALES
KEFFER CHRY PLYM JEEP
KEFFER DODGE, INC
KEFFER HYUNDAI
KEITH HAWTORNE FORD
KEITH PIERSON TOYOTA
KELLEY BUICK PONTIAC GMC
KELLY FORD
KERNERSVILLE DODGE
KERRY FORD
KEY CHRYLSER PLYMOUTH INC
KIA AUTO SPORT
KIA MALL OF GEORGIA
KING MOTOR COMPANY
KINGS FORD, INC
KING’S NISSAN
KISTLER FORD, INC
KOE-MAK CORPDBA AMERICAN AUTO SALES
KRAFT MOTORCARS/NISSANVOLVO OLDS
L & W MOTORS INC
LAFONTAINE AUTO GROUP
LAKE PLACID MOTOR CAR, INCDBA THRIFTY CAR SALES
LAKELAND AUTO MALL
LAKELAND TOYOTA INC.
LANDMARK DODGE CHRY/PLYMJEEP/EAGLE, INC
LANTANA MOTORS
LARRY JAY IMPORTS, INCDBA LARRY JAY MITSUBISHI
LARRY’S CAR CONNECTION
LARRY’S USED CARS
LAW AUTO SALES, INC
LEADER FLEET SERVICES, INC.
LEE AUTO SALES
LEE’S SALES & SERVICE
LEGACY TOYOTA
LEITH FORD
LEITH TOYOTA
LES STANFORD CHEVROLET
LEXINGTON AUTOMOTIVE &TRUCK OUTLET, INC
LIBERTY FORD SOUTHWEST, INC

LIBERTY FORD, INC
LIBERTY PONTIAC GMC TRUCK, INC
LINDELL MAZDA
LIPTON TOYOTA
LISA GUAY
LIVONIA CHRYSLER JEEP, INC
LOKEY MOTOR CO.
LOKEY NISSAN
LOU BACHRODT CHEVROLET
LOU BACHRODT CHEVROLET INC.
LOU SOBH BUICK PONTIAC GMC
LOU SOBH FORD INC
LOU SOBH PONTIAC/BUICK/GMC
LTD MOTORS
M97 AUTO PARTS
MABRY AUTOLAND
MACKENNEY AUTO SALES
MAHER CHEVROLET INC
MAIN STREET CHEVROLET
MAIN STREET MOTORS
MAINELINE AUTO SALES
MANATEE MOTORS
MANATEE PRIDE AUTO SALES, INC
MANN MOTORS, LLC
MARCH AUTO, INC
MARCH MOTORS INC.
MARIANNA TOYOTA
MARIETTA PONTIAC
MARK CHEVROLET
MARKET MOTOR COMPANY
MARLOWE-WERNER PONTIACBUICK GMC
MAROONE CHEVROLET
MAROONE CHEVROLETFT, LAUDERDALE, INC
MAROONE FORD OF DELRAY
MAROONE NISSAN
MARSHALL FORD
MARTY FELDMAN CHEVY
MARVIN MOTORS
MARYSVILLE MOTORS
MASON AUTO SALES, INC
MASTERS AUTO SALES
MATHEWS FORD OREGON, INC
MATIA MOTORS, INCDBA JACK MATIA HONDA, INC
MATTHEWS MOTORS INC.
MCCOTTER FORD INC
MCGHEE AUTO SALES INC.
MCGUIRE AUTO CENTER
McNAMARA PONTIAC, INC.
MEROLLIS CHEVROLET SALESAND SERVICE
METRO USED CARS
METROLINA S & H AUTO SALES INC
MICHAEL JORDON NISSAN
MICHAEL’S AUTO
MICHAEL’S IMPORTS
MID-LAKE MOTORS, INC.
MIKE DAVIDSON FORD

MIKE ERDMAN TOYOTA
MIKE SHAD NISSAN
MILESTONE MOTORS, L.L.C.
MILLENNIUM KIA EAST
MILLENNIUM MOTORS
MINCER MOTORS, INC.
MIRACLE TOYOTA
MODERN CORPORATION
MONROE DODGE/CHRYSLER INC.
MORRIS PONTIAC GMC
MOTOR CAR CONCEPTS II
MOTORCARS ACURA/VOLVO
MOTORCARS AUTO IMPORTS, INC
MT. CLEMONS DODGE, INC
MURPHY MOTOR COMPANY
NALLEY HONDA
NALLEY INFINITI
NAPLES AUTOMOTIVE GROUP INC
NAPLES DODGE
NAPLETON’S NORTH PALM AUTO PK
NATIONAL AUTO SALES
NATIONAL MOTOR CARSOF JAX, INC
NATIONAL SALES & LEASING, INC
NEW CAR ALTERNATIVE
NEW PORT LINCOLN MERCURY
NEWTON AUTO SALES
NICHOLS DODGE, INC.
NIMNICHT CHEVROLET
NISSAN OF BRANDON
NISSAN OF MELBOURNE
NORSIDE IMPORTS
NORTH FLORIDA AUTO INC.
NORTHPOINTE AUTO SALES
NORTHSTAR AUTOMOTIVE INC
OCALA NISSAN
O’CONNOR AUTOMOTIVE, INC
OLD SOUTH SALES INC.
OLSON MOTORS, INC
ORANGE AUTO SALES, INC
ORANGE AUTOMART INC.
ORLANDO ACTION AUTO, INC
ORLANDO AUTO SPECIALISTS, INC
ORVILLE BECKFORDFORD MERCURY
PALM AUTOMOTIVE GROUP
PALM BAY FORD
PALM BEACH AUTOMALL
PALM BEACH LINCOLN MERCURY
PALM BEACH TOYOTA
PALM CHEVROLET
PANHANDLE AUTOMOTIVE INC.
PARADISE FORD
PARK AUTO MALL, INC
PARK FORD
PARKS AUTOMOTIVE, INCDBA PARKS MAZDA
PARKS CHEVROLET - GEO
PARKS CHEVROLET, INC

PASCO MOTORS, INC
PAYLESS CAR SALES
PEFFLEY FORD, INC
PELHAM’S AUTO SALES
PENSACOLA AUTO BROKERS, INC
PERFORMANCE CHEVROLET BMWSUBARU ACURA PORSCHE
PETE MOORE IMPORTS, INC
PETERSBURG FORD-CHRYSLERHYUNDAI-PLYMOUTH-JEEP
PHIL STEINLE MOTORCARS
PHILLIPS CHRYSLER-JEEP, INC
PINES PONTIAC GMC BUICK
PLANT CITY MOTORS, INC
PLANTATION FORD
PLATINUM AUTO SALES
PLATTNER AUTOMOTIVE OF VENICE
PLATTNER’S
PLAZA AUTO MART
PLAZA DODGE INC.
PONDELLA AUTO MALL, INC
PRECISION AUTO SALES
PRECISION TOYOTA
PREMIER AUTO SALES
PREMIER AUTO WHOLESALE
PREMIER AUTO, INC
PREMIER MOTORCAR GALLERY
PRESTIGE LINCOLN MERCURY, INC
PRESTIGE MOTORS, LTD
PRESTON FORD
PRIMECAR CORP
PROCTOR & PROCTOR
PUGMIRE ISUZU
PUTNAM CITY MOTORS, INCDBA PC MOTORS
QUALITY AUTO LINK INC
QUALITY PONTIAC GMC TRUCKS, INC
QUALITY WHOLESALE CARS, INC
QUICK CAR SALES
RADAR CAR COMPANY
RAIMERS MOTORS INC.
RAM AUTO SERVICE, INC
RANKL & RIES MOTORCARS, INC
REGAL FORD, INC
REGAL PONTIAC, INC.
REGENCY DODGE
RELIABLE USED CARS
RICE TOYOTA
RICHARD’S AUTO SALES
RICK CASE ATLANTA
RICK CASE HONDA
RICK’S AUTO SALES INC.
RITEWAY AUTO SERVICE & SALES
RIVERSIDE TRUCK & AUTOSALES, INC
ROADWAY AUTO SALES, INC
ROB BRUCE AUTO SALES INC.
ROCKDALE AUTO MART
ROGER DEAN CHEVROLET-GEO
RON HELLER MOTOR SALES, INC

ROWAN LINCOLN MERCURY, INC.
ROY O’BRIEN, INC
ROYAL PALM AUTO SALES INC.
RUSTY’S PLACE, INCDBA AUTO NETWORK
SAMSON’S USED CARS INC.
SANSING CHEVROLET, INC
SARASOTA CHRYSLER PLYMOUTH
SATURN OF CLEARWATER
SATURN OF GREENSBORO
SATURN OF ORANGE PARK
SATURN OF ORLANDO, OSCEOLA
SATURN OF RALEIGH
SATURN OF REGENCY
SATURN OF ST PETE
SATURN OF TALLAHASSEE, INC
SATURN OF THE AVENUES
SATURN SW FLORIDA LLC DBASATURN OF FT MYERS
SBS AUTOS INC
SCHUMACHER AUTOMOBILE, INC
SCOTT BUICK
SECOND CHANCE MOTORS
SELECT AUTO SALES, INC
SEMINOLE SUBARU INC.
SERPENTINI CHEVROLET, INC.
SHAMBURG AUTO SALES
SHANNON AUTO SALES
SHARPNACK FORD
SHEEHAN PONTIAC
SHOWROOM AUTO BROKERS INC
SIGNATURE AUTO SALES
SIMONS AUTO DEPOT
SMART CARS, INC
SOUTH 41 AUTO SALES
SOUTH GEORGIA AUTO SALES
SOUTHEAST IMPORTS
SOUTHERN STATES NISSAN OF APEX
SOUTHERN STATES NISSAN, INC.
SOUTHERN STATES VOLKSWAGEN LLC
SOUTHERN TRUST AUTO SALES
SOUTHSIDE AUTOS
SOUTHSIDE DODGE
SOUTHTOWNE
SPECIALTY BANK LIQUIDATORS DBAWJ SPECIALTY MOTORS
SPEEDWAY KIA
SPIRIT AUTO BROKERS
SPITZER AUTOWORLDAMHERST, INC
SPITZER DODGE
SPORT MITSUBISHI
ST. PETE JEEP EAGLE
STADIUM TOYOTA
STARRS CARS AND TRUCKS, INC
STEARNS MOTORS OF NAPLES
STEWART TOYOTA OF NORTH PALMBEACH INC.
STONE MOUNTAIN MOTORS
STU’S PREOWNED INC
SUBARU OF JACKSONVILLE INC.

SULLIVAN PONTIAC CADILLAC GMCTRUCK, INC.
SUN HONDA
SUN MOTORS OF PALM BEACH
SUN TOYOTA
SUNCOAST CHRYSLER PLYMOUTHJEEP, INC
SUNCOAST MITSUBISHI
SUNRISE AUTO SALES LLC
SUNRISE AUTOMOTIVE
SUNSET MOTORS, INC
SUNSHINE AUTO GROUP II, INC
SUNSHINE DODGE INC.
SUNSTATE FORD
SUPER SAVINGS AUTO SALES
SUPERIOR AUTO SALES
SUPERIOR CHEVROLET
SWEENEY CHRYSLER DODGE JEEP
TALLAHASSEE LINCOLN MERCURYCHRYSLER JEEP HUYUNDAI
TAMIAMI MOTORS INC.
TAMPA BAY AUTO MALL
TAYLOR MORGAN INCDBA NETWORK AUTO SALES
TAYLOR OLDSMOBILE, INC
TEAM FORD OF ATLANTA
TEAM NISSAN OF MARIETTA
TEAM TOYOTA
TED’S AUTO SALES, INC.
TERRY LABONTE CHEVROLET
TERRY’S AUTOMOTIVE, INC
THE AUTO PLACE
THE AUTO SOURCE, INC
THE CAR COMPANY, INC
THE CAR CONNECTION, INC.
THE TRUCK FARM OF EASLEY
THOMAS & SON INC.
THOMAS AUTO SALES, INC
THOMASVILLE HONDA
THOMASVILLE SALES COMPANY
THOMASVILLE TOYOTA
THORNTON CHEVROLET, INC
THRIFTY CAR RENTALOHIO EXECUTIVE TRANS SERVICES
THRIFTY CAR SALES
THRIFTY CAR SALES
THURSTON FLEET SALES
TIM LALLY CHEVROLET, INC
TOM ENDICOTT BUICK, INC.
TOM JUMPER CHEVROLET INC
TOM PRANGE AUTO VILLAGE, INC.
TOMLINSON MOTOR COMPANY OFGAINESVILLE, INC.
TONY’S AUTO SALES OFJACKSONVILLE
TOWN & COUNTRY FORD
TOWN N COUNTRY
TOWNE EAST AUTO
TOWNSEND MOTORS, INC
TOYOTA AT THE AVENUES INC
TOYOTA OF DURHAM
TOYOTA OF GREENVILLE, INC
TOYOTA OF ST. AUGUSTINE

TOYOTA OF STUART
TOYOTA-LEXUS OF MELBOURNE
TREASURE COAST IMPORTS LLC
TRIAD AUTO INC.
TRIAD DODGE, INC
TROPHY AUTOMOTIVE
TROPICAL AUTO SALES
TROPICAL FORD
TROUTMAN MOTORS
TRUCKS ETC, INC
TRUELY WHOLESALE AUTO SALES
TUFF TRUCKS & EQUIPMENTSALES, INC
U RIDE AUTO SALES
ULTIMATE IMAGE AUTO, INC
ULTIMATE IMPORTS
UNITED SALES AND LEASING, INC
UNIVERSAL FORD SALES, INC.
UNIVERSITY MOTORS
UNIVERSITY PRE-OWNED SUPERSTORE
USA AUTO CENTER INC.
USA AUTO DEALERS
USED CAR SUPERMARKET
VALUE AUTO STORE
VANN GANNAWAY CHEVY, INC
VANN YORK AUTO MALL
VANN YORK TOYOTA, INC
VERO TRK & AUTO DBA 1ST CHOICE
VETERAN’S AUTO SALES& LEASING, INC
VIC BAILEY FORD
VICAR MOTORS OF ORLANDO INC.
VILLAGE FORD INC
VILLAGE MOTOR SALES, INC.
VIN DEVERS, INC
VINCE WHIBBS PONTIAC-GMCTRUCKS, INC
WADE FORD INC
WADE RAULERSON
WALSH AUTO BODY, INCDBA CAR DEPOT OF MELBOURNE
WALT SWEENEY FORD, INC
WALTERS NEW CAR ALTERNATIVE
WALT’S AUTO SALES LLC
WAYNE AUTO WORLD, INC
WEINLE AUTO SALES
WEST 50 AUTO SALES
WEST COAST AUTO SALES, INC.
WEST COAST CAR & TRUCK SALESINC.
WEST PALM NISSAN, INC
WHEELS FOR SALE BY OWNER &STORAGE, INC
WHITES AUTOMOTIVE CO
WHITMAN FORD
WHITTEN BROTHERS INC.
WHOLESALE AUTO BROKERS, INC.
WILLOW LAWN AUTO
WILSON AUTO SALES, INC
WILSON’S AUTO FINANCE & SALES
WINTER HAVEN CHRYSLER PLYMOUTHDODGE JEEP EAGLE INC.
WINTER PARK AUTO MALL CORP

WORLD FORD
WORLEY AUTO SALES
XTREME ENTERPRISES OFPINELLAS INC.
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALESINC.
YOUNG FORD, INC